--------------------------------------------------------------------------------
                     SOMERSET SAVINGS BANK AND SUBSIDIARIES
                           Consolidated Balance Sheets
--------------------------------------------------------------------------------

                                                     September 30,  December 31,
                                                          1997        1996
                                                       ---------    ---------
                                                          (In Thousands)
                                                           (Unaudited)
Assets

Cash and due from banks ............................   $   7,527   $   6,942
Federal Home Loan Bank overnight deposits ..........       1,155       1,000
Interest-bearing deposits in other banks ...........         177         277
                                                       ---------   ---------
    Total cash and cash equivalents ................       8,859       8,219
                                                       ---------   ---------

Investment securities - fair value
 $92,927,000 and $87,633,000 .......................      92,909      88,065
Loans, net of unearned income ......................     396,960     394,956
Allowance for loan losses ..........................      (7,434)     (6,236)
                                                       ---------   ---------
    Loans, net .....................................     389,526     388,720
                                                       ---------   ---------
Other real estate owned, net .......................       7,240       8,910
Land, buildings and equipment, net .................      12,668      12,575
Accrued interest receivable ........................       3,125       3,048
Federal Home Loan Bank of Boston stock, at cost ....       2,273       4,422
Deferred income taxes ..............................       2,375       1,450
Other assets .......................................       1,364       1,933
                                                       ---------   ---------
                                                       $ 520,339   $ 517,342
                                                       =========   =========
Liabilities and Stockholders' Equity

Deposits ...........................................   $ 457,813   $ 442,535
Borrowed funds .....................................      23,547      40,447
Other liabilities ..................................       4,646       4,512
                                                       ---------   ---------
   Total liabilities ...............................     486,006     487,494
                                                       ---------   ---------

Commitments and contingencies (note 2)

Stockholders' equity:
Serial preferred stock, $1.00 par value;
  5,000,000 shares authorized, none issued
  and outstanding
Common stock, $1.00 par value; 20,000,000
  shares authorized, 16,651,602 shares
  issued and outstanding ...........................      16,652      16,652
Additional paid-in capital .........................      18,637      18,597
Retained deficit ...................................        (956)     (5,401)
                                                       ---------   ---------
    Total stockholders' equity .....................      34,333      29,848
                                                       ---------   ---------
                                                       $ 520,339   $ 517,342
                                                       =========   =========

See accompanying notes to unaudited consolidated financial statements.


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

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                     SOMERSET SAVINGS BANK AND SUBSIDIARIES
                        Consolidated Statements of Income
--------------------------------------------------------------------------------

                                                          Three Months Ended
                                                             September 30,
                                                       ----------------------
                                                          1997         1996
                                                       ---------    ---------
                                                            (In Thousands,
                                                        Except Per Share Data)
                                                              (Unaudited)
Interest and dividend income:
Loans ..............................................   $   8,955    $   8,829
Mortgage-backed securities .........................       1,397        1,247
Other debt securities ..............................          50           30
Equity securities ..................................          37          115
Short-term, investments ............................          35           20
                                                       ---------    ---------
     Total interest and dividend income ............      10,474       10,241
                                                       ---------    ---------

Interest expense:
Deposits ...........................................       5,220        5,078
Borrowed funds .....................................         294          501
                                                       ---------    ---------
     Total interest expense ........................       5,514        5,579
                                                       ---------    ---------
Net interest income ................................       4,960        4,662
Provision for loan losses ..........................         300          300
                                                       ---------    ---------

Net interest income
     after provision for loan losses ...............       4,660        4,362
                                                       ---------    ---------

Other income:
Net gain on sales of loans .........................           1           13
Gain on sale of interest-rate exchange agreement ...         172           --
Service charges on deposit accounts ................         159          150
Miscellaneous income ...............................         118          110
                                                       ---------    ---------
     Total other income ............................         450          273
                                                       ---------    ---------

Operating expenses:
Salaries and employee benefits .....................       1,823        1,731
Occupancy and equipment ............................         407          401
Data processing ....................................         140          126
Legal and professional fees ........................         108          202
FDIC insurance assessments .........................         124          263
Costs associated with problem assets ...............         246          472
Net loss on other real estate owned ................         206          198
Other general and administrative ...................         625          625
                                                       ---------    ---------
    Total operating expenses .......................       3,679        4,018
                                                       ---------    ---------
Income before income taxes .........................       1,431          617
Income tax provision (benefit) .....................        (318)          10
                                                       ---------    ---------

Net income .........................................   $   1,749    $     607
                                                       =========    =========
Net income per share ...............................   $    0.10    $    0.04
                                                       =========    =========
Weighted average shares outstanding ................      16,945       16,652
                                                       =========    =========

See accompanying notes to unaudited consolidated financial statements.


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

--------------------------------------------------------------------------------
                     SOMERSET SAVINGS BANK AND SUBSIDIARIES
                        Consolidated Statements of Income
--------------------------------------------------------------------------------

                                                          Nine Months Ended
                                                             September 30,
                                                       ----------------------
                                                          1997         1996
                                                       ---------    ---------
                                                            (In Thousands,
                                                        Except Per Share Data)
                                                              (Unaudited)
Interest and dividend income:
  Loans ............................................   $  26,753    $  26,596
  Mortgage-backed securities .......................       4,063        3,294
  Other debt securities ............................         215           31
  Equity securities ................................         185          255
  Short-term investments ...........................         135          257
                                                       ---------    ---------
     Total interest and dividend income ............      31,351       30,433
                                                       ---------    ---------

Interest expense:
  Deposits .........................................      15,353       15,155
  Borrowed funds ...................................       1,218        1,528
                                                       ---------    ---------
     Total interest expense ........................      16,571       16,683
                                                       ---------    ---------
Net interest income ................................      14,780       13,750
Provision for loan losses ..........................         900          900
                                                       ---------    ---------

     Net interest income
       after provision for loan losses .............      13,880       12,850
                                                       ---------    ---------

Other income:
  Net gain on sales of loans .......................          22           25
  Gain on sale of interest-rate exchange agreement .         172           --
  Service charges on deposit accounts ..............         479          434
  Miscellaneous income .............................         331          288
                                                       ---------    ---------
     Total other income ............................       1,004          747
                                                       ---------    ---------

Operating expenses:
  Salaries and employee benefits ...................       5,237        5,154
  Occupancy and equipment ..........................       1,194        1,151
  Data processing ..................................         411          375
  Legal and professional fees ......................         463          577
  FDIC insurance assessments .......................         673          776
  Costs associated with problem assets .............         980        1,486
  Net loss on other real estate owned ..............         431          630
  Other general and administrative .................       1,968        1,886
                                                       ---------    ---------
     Total operating expenses ......................      11,357       12,035
                                                       ---------    ---------
Income before income taxes .........................       3,527        1,562
Income tax benefit .................................        (918)        (440)
                                                       ---------    ---------
     Net income ....................................   $   4,445    $   2,002
                                                       =========    =========
Net income per share ...............................   $    0.26    $    0.12
                                                       =========    =========
Weighted average shares outstanding ................      16,878       16,652
                                                       =========    =========

See accompanying notes to unaudited consolidated financial statements.


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

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                     SOMERSET SAVINGS BANK AND SUBSIDIARIES
           Consolidated Statements of Changes in Stockholders' Equity

                                Nine Months Ended
                           September 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                  Additional
                                          Common    Paid-in   Retained
                                           Stock    Capital    Deficit    Total
                                          -------   -------   -------    -------
                                                     (In Thousands)
                                                       (unaudited)

Balance at December 31, 1996 ..........   $16,652   $18,597   $(5,401)   $29,848

Net income ............................        --        --     4,445      4,445

Issuance of stock options .............        --        40        --         40
                                          -------   -------   -------    -------

Balance at September 30, 1997 .........   $16,652   $18,637   $  (956)   $34,333
                                          =======   =======   =======    =======

Balance at December 31, 1995 ..........   $16,652   $18,597   $(8,214)   $27,035

Net income ............................        --        --     2,002      2,002
                                          -------   -------   -------    -------

Balance at September 30, 1996 .........   $16,652   $18,597   $(6,212)   $29,037
                                          =======   =======   =======    =======

See accompanying notes to unaudited consolidated financial statements.


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

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                     SOMERSET SAVINGS BANK AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------

                                                          Nine Months Ended
                                                             September 30,
                                                       ----------------------
                                                          1997         1996
                                                       ---------    ---------
                                                            (In Thousands)
                                                              (Unaudited)

Cash flows from operating activities:
Net income .........................................   $   4,445    $   2,002
   Adjustments to reconcile net income
   to net cash provided by operating activities:
     Provision for loan losses .....................         900          900
     Loans originated for sale .....................      (7,947)      (5,494)
     Principal balance of loans sold ...............       7,947        5,494
     Net amortization (accretion) of premiums and
      discounts on investment securities ...........          39          (21)
     Amortization of net deferred loan fees
      and unearned income ..........................        (718)        (887)
     Issuance of stock options .....................          40
     Depreciation and amortization expense .........         518          460
     Net loss on other real estate owned ...........         431          630
     Increase in accrued interest receivable .......         (77)        (101)
     Deferred income tax benefit ...................        (925)        (450)
     Decrease in other assets ......................         569          314
     Increase (decrease) in other liabilities ......         134         (549)
                                                       ---------    ---------
       Net cash provided by operating activities ...       5,356        2,298
                                                       ---------    ---------

Cash flows from investing activities:
 Proceeds from calls and maturities
  of investment securities .........................       5,000           --
 Purchase of investment securities .................     (16,824)     (26,641)
 Principal payments received on
  mortgage-backed securities .......................       6,941        5,304
 Loans purchased ...................................      (9,920)          --
 Net decrease in loans .............................       5,921        4,114
 Proceeds from sales and principal reductions
  of other real estate owned .......................       4,250        4,768
 Improvements to other real estate owned ...........          --          (42)
 Redemption of Federal Home Loan Bank stock ........       2,149           --
 Purchase of equipment .............................        (611)        (410)
                                                       ---------    ---------
     Net cash used by investing activities .........      (3,094)     (12,907)
                                                       =========    =========

                                                                   (Continued)


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

--------------------------------------------------------------------------------
                     SOMERSET SAVINGS BANK AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                                   (Continued)
--------------------------------------------------------------------------------

                                                          Nine Months Ended
                                                             September 30,
                                                       ----------------------
                                                          1997         1996
                                                       ---------    ---------
                                                            (In Thousands)
                                                              (Unaudited)

Cash flows from financing activities:
 Net increase in deposits ..........................      15,278        2,626
 Net increase in short-term borrowings
  with maturities of three months or less ..........       3,100       10,200
 Proceeds from issuance of borrowings
  with maturities in excess of three months ........      30,000           --
 Repayment of borrowings with maturities
  in excess of three months ........................     (50,000)     (10,000)
                                                       ---------    ---------

     Net cash provided by (used by) financing
       activities ..................................      (1,622)       2,826
                                                       ---------    ---------

Net increase (decrease) in cash and cash
  equivalents ......................................         640       (7,783)
Cash and cash equivalents at
  beginning of period ..............................       8,219       12,581
                                                       ---------    ---------
Cash and cash equivalents at end of period .........   $   8,859    $   4,798
                                                       =========    =========

Supplementary Cash Flow Information:
Interest paid on deposits ..........................   $  15,260    $  15,152
Interest paid on borrowed funds ....................       1,393        1,577
Property acquired in settlement of loans ...........       3,011        2,484

See accompanying notes to unaudited consolidated financial statements.

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                     SOMERSET SAVINGS BANK AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements
                               September 30, 1997
--------------------------------------------------------------------------------

1)    Basis of Presentation and Consolidation

      The consolidated interim financial statements of Somerset Savings Bank and subsidiaries presented herein should be read in conjunction with the consolidated financial statements of Somerset Savings Bank in the annual report for the year ended December 31, 1996.

      In the opinion of management, the financial statements reflect all adjustments (consisting solely of normal recurring accruals) necessary for a fair presentation of such information. Interim results are not necessarily indicative of results to be expected for the entire year.

2)    Commitments and Contingencies

      At September 30, 1997, the Bank had outstanding commitments to originate loans amounting to approximately $6.8 million, unadvanced funds on construction loans and lines of credit amounting to approximately $9.6 million and $13.3 million, respectively, and standby letters of credit amounting to $479,000.

3)    Earnings Per Share

      Earnings per share is computed using the weighted average number of shares and common stock equivalents outstanding during each period. Earnings per share computations include common stock equivalents attributable to outstanding stock options.


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